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                                PLEDGE AGREEMENT
                                ----------------

THIS PLEDGE AGREEMENT ("Pledge Agreement") dated January, 1997 is made between OAKLEY, INC. (the "Company"), and WELLS FARGO BANK NATIONAL ASSOCIATION, acting as agent (the "Agent") for the lenders set forth in the Credit Agreement.

WHEREAS

A.     The Lenders and the Company entered into a credit agreement dated
       20 June 1995, as amended and restated as of 15 August 1995 and as the same may be amended from time to time (the "Credit Agreement").

B. Pursuant to the Credit Agreement the Company has agreed to provide the Lenders (as defined in the Credit Agreement) with a pledge of 65% of the shares which it owns or will own in certain foreign companies. It is a condition to the Credit Agreement that the Company shall execute and deliver a pledge agreement shortly after acquiring any such shares.

C. On 19 November 1996, the Company, Raymond George Tilbrook and Carl Ward entered into a Share Purchase Agreement (the "Purchase Agreement") providing for the sale of all of the share capital (the "Shares") of Oakley (U.K.) Limited ("Oakley UK").


D. Pursuant to the Purchase Agreement the Company became the legal and beneficial owner of 1,000 fully paid ordinary shares of L.1 each.


E. The Company now wishes to pledge to the Lenders 65% of the Shares as security for their obligations under the Credit Agreement.

AGREEMENT
---------

       In consideration of the premises and in order to induce the Lenders to enter into the third amendment to the Credit Agreement and for other good and valuable consideration, receipt of which is hereby acknowledged, the Company and the Agent hereby agree as follows:-



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1    GRANT OF SECURITY INTEREST

     The Company pledges, hypothecates, assigns, transfers, sets over and delivers unto the Agent a security interest in 65% of the Shares the Company owns in the share capital of Oakley UK, including, without limitation, the Shares set forth on Schedule A attached hereto, as such schedule may from time to time be amended, altered or changed. Said pledged Shares are hereinafter referred to as "Pledged Shares". The Pledged Shares includes all proceeds thereof, whether tangible or intangible, including, but not limited to, all cash, additional shares or other property at any time, and from time to time, receivable or otherwise distributable in respect of, in exchange for, or in substitution of, any and all such shares, together with the proceeds thereof, including, without limitation, any share rights, rights to subscribe, liquidation dividends, share dividends, new securities or securities representing split shares, or other property or distributions to which the Company is or may hereafter become entitled to receive on account of the Pledged Shares.

2    OBLIGATIONS SECURED

     This Pledge Agreement is made, and the security interest created hereby is granted to the Lenders, as security for payment and performance of all liabilities and obligations of the Company to the Lenders under the Credit Agreement.

3    REPRESENTATIONS, WARRANTIES AND AGREEMENTS

     The Company hereby represents, warrants and agrees that:

     3.1 the Company is the legal and equitable owner of all of the Pledged Shares;

     3.2 the security interest intended to be created hereby constitutes a valid perfected security interest in the Pledged Shares purported or intended to be covered hereby upon possession of such Pledged Shares by the Lender, free of all liens, except as created under the Credit Agreement;

     3.3 no action of, or filing with, any governmental agency, bureau or commission is required by law to authorise the execution and delivery of this Pledge Agreement or the pledge of the Pledged Shares or to continue the perfected status of the security interest, or if so required such action or filing has been made; and

     3.4 the Pledged Shares represent 65% of the issued and outstanding Shares of Oakley UK.


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4    COVENANTS WITH RESPECT TO PLEDGED SHARES

     The Company agrees with the Lenders with respect to the Pledged Shares as follows:-

     4.1 The Company shall cause 65% of any additional shares issued to it by Oakley UK whether for value paid by the Company, or otherwise, to be forthwith delivered to the Agent as provided for in the Credit Agreement and pledged hereunder.

     4.2 So long as no Event of Default (as defined below) shall have occurred and be continuing, the Company shall be entitled to exercise any and all voting and/or consensual rights and powers with respect to the Pledged Shares or any part thereof; provided, however, that the Company shall not exercise such voting and/or consensual rights in a manner as would violate the terms and provisions of the Credit Agreement.

     4.3 So long as no Event of Default shall have occurred and be continuing, the Company shall be entitled to retain and use any and all cash dividends paid on the Pledged Shares, but any and all shares and/or liquidating dividends, other distributions in property made on or in respect of Pledged Shares, or received in exchange for the Pledged Shares or any part thereof as a result of any merger, consolidation, acquisition or other exchange of assets or on the liquidation, whether voluntary or involuntary, of the issuer of the Pledged Shares shall be and become part of the Pledged Shares pledged hereunder and, if received by the Company, 65% shall forthwith be delivered to the Agent to be held subject to the terms of this Pledge Agreement.

     4.4 So long as no Event of Default hereunder shall have occurred and be continuing, the Lenders shall execute and deliver to the Company, or cause to be executed and delivered to the Company, as appropriate, all such proxies, powers of attorney, dividend orders and other instruments as the Company may reasonably request for the purpose of enabling the Company to exercise the voting and/or consensual rights and powers which it is entitled to exercise pursuant to Section 4.2 above and/or to receive the dividends which it is authorised to retain pursuant to Section 4.3 above.

     4.5 Upon and after the occurrence and continuance of an Event of Default and upon written notice from the Agent, all rights of the Company to exercise the voting and/or consensual rights and powers which the Company is entitled to exercise pursuant to Section 4.2 hereof and/or to receive the dividends which

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          the Company is authorised to receive and retain pursuant to Section
          4.3 hereof shall cease and the Company hereby agrees that it shall not exercise or attempt to exercise in any manner whatsoever any of such rights or powers. All such rights shall thereupon immediately vest in the Lenders. Once such rights have vested, the Lenders shall have the sole and exclusive right and authority to exercise such voting and/or consensual rights and powers and/or to receive and retain all dividends. Any and all money and other property paid over to or received by the Agent pursuant to the provisions of this Section 4.5 shall be retained by the Agent as additional collateral herein.

     4.6 The Company shall cause the following notice to be inserted on and to remain on the Register of Members and Share Ledger of Oakley UK:-

          TAKE NOTICE THAT 65% OF THE SHARES IN OAKLEY (U.K) LIMITED FROM TIME TO TIME REGISTERED IN THE NAME OF OAKLEY, INC. ARE PLEDGED TO WELLS FARGO BANK NATIONAL ASSOCIATION (AS AGENT FOR A GROUP OF LENDERS) UNDER A CERTAIN PLEDGE AGREEMENT DATED JANUARY 1996 (THE "AGREEMENT"). THIS NOTICE IS INTENDED TO STOP THE TRANSFER OF THE SAID SHARES WITHOUT PRIOR NOTICE OF THE INTERESTS OF WELLS FARGO BANK NATIONAL ASSOCIATION (AND THE GROUP OF LENDERS) AND NOT THE PAYMENT OF ANY DIVIDEND THEREOF OR INTEREST THEREON. OAKLEY (U.K.) LIMITED WILL NOT REGISTER ANY TRANSFER OF ANY SECURITIES REGISTERED IN THE NAME OF OAKLEY, INC. AND PLEDGED TO WELLS FARGO BANK NATIONAL ASSOCIATION PURSUANT TO THE AGREEMENT WITHOUT FIRST GIVING 20 DAYS' WRITTEN NOTICE OF RECEIPT OF EVERY SUCH TRANSFER TO WELLS FARGO BANK NATIONAL ASSOCIATION WHOSE ADDRESS FOR SERVICE FOR THIS PURPOSE IS: ORANGE COAST REGIONAL, COMMERCIAL BANKING OFFICIAL, 2030 MAIN STREET, SUITE 900, IRVINE, CALIFORNIA 92714 USA ATTENTION: MICHAEL SULLIVAN.

5    SECURED PARTIES APPOINTED ATTORNEYS-IN-FACT

     The Company hereby constitutes and appoints the Agent the true and lawful attorney-in-fact of the Company for the purpose of carrying out the provisions of this Pledge Agreement and taking any action and executing any instrument which the Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Agent shall have the right, but subject always to any mandatory requirement of applicable law, after the occurrence of an Event of Default, and during the continuance thereof, with full power of substitution either in the Agent's name or in the name of the assignor, to ask for, demand, sue for, collect and receive any and all moneys due or to become due under and by virtue of any Pledged Shares, to endorse checks, drafts, orders and other instruments for the payment or money payable

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     to the Company, representing any interest or dividend or other distribution payable in respect of the Pledged Shares or any part thereof or on account thereof and to give full discharge for the same, to settle, compromise, prosecute, or defend any action, claim or proceeding with respect thereto, and to sell, assign, endorse, pledge, transfer and make any agreement respecting, or otherwise deal with, the same; provided, however, that nothing herein contained shall be construed as requiring or obligating the Agent or Lenders to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim or notice, or take any action with respect to the Pledged Shares or any part thereof or the monies due or to become due in respect thereof or any property covered thereby, and no action taken by the Agent or Lenders pursuant to this Pledge Agreement or omitted to be taken with respect to the Pledged Shares or any part thereof shall give rise to any defense, counterclaim or offset in favour of the Company or to any claim or action against the Agent or Lenders.

6    EVENT OF DEFAULT

     Any of the following events ("Events of Default") constitute an Event of
     Default:

     6.1 an "Event of Default" under Section 8 of the Credit Agreement which shall have occurred and shall be continuing; or

     6.2 the failure of the Company to perform any covenant set forth in this Pledge Agreement and the continuance of such failure for ten (10) days after notice thereof has been delivered to the Company by the Agent or a misrepresentation by the Company in any material respect in this Pledge Agreement or in connection with any of the obligations; or

     6.3 the Pledged Shares or any part thereof, shall be executed or levied upon, or attached, and such action shall continue unstayed and undischarged for ten (10) days after the date of execution, levy or attachment; or

     6.4 the Company shall sell, transfer, assign or otherwise dispose of the Pledged Shares by operation of law or otherwise, except for sales, transfers, assignments or disposition permitted by this Pledge Agreement or the Credit Agreement.

7    REMEDIES UPON DEFAULT

     7.1 If an Event of Default shall have occurred and be continuing, the Agent may sell, assign, transfer, endorse and deliver the whole or, from time to time, any part of the Pledged Shares at public or private sale or at any broker's board or on any securities exchange, with respect to all or any part of the Pledged Shares, for cash, upon credit or for other property, for immediate or future delivery, and for such price or prices and on such terms as the Agent in its reasonable discretion shall deem appropriate.

     7.2 Upon consummation of any such sale the Agent shall have the right to assign, transfer, endorse and deliver to the purchaser or purchasers thereof the Pledged Shares so sold.

     7.3 Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of the Company, and the Company hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal which the Company now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

     7.4 At any such sale, the Pledged Shares, or portion thereof to be sold, may be sold in one lot as an entirety or in separate portions, as the Agent may (in its sole and absolute discretion) determine.

     7.5 The Agent shall not be obligated to make any sale of the Pledged Shares if it shall determine not to do so, regardless of the fact that notice of sale of the Pledged Shares may have been given.

     7.6 The Agent may, without notice or publication, adjourn any public or private sale or cause the same to adjourn from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned.

     7.7 In case sale of all or any part of the Pledged Shares is made on credit or for future delivery, the Pledged Shares sold may be retained by the Agent until the sale price is paid by the purchaser or purchasers thereof, but the Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Pledged Shares so sold and, in case of any such failure, such Pledged Shares may be sold again upon like notice.

     7.8 At any sale made pursuant to this Pledge Agreement, the Agent may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay and/or appraisal which the Company now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted (and any such rights are hereby waived and released to the extent permitted by law), any part of or all the Pledged Shares offered for sale and may make payment on account thereof by using any claim then due and payable to the Agent, as a credit against the purchase price, and such secured party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to the Company therefor.

     7.9 For the purposes hereof, a written agreement to purchase all or any part of the Pledged Shares shall be treated as a sale thereof; the Agent shall be free to carry out such sale and the Company shall not be entitled to the return of any Pledged Shares subject thereto, notwithstanding the fact that, after the Agent shall have entered into such an agreement, all Events of Default may have been paid in full or otherwise ceased to exist as herein provided.

     7.10 As an alternative to exercising the power of sale herein conferred upon it, the Agent may proceed by suit or suits at law or in equity to foreclose this Pledge Agreement and sell the Pledged Shares or any portion thereof, pursuant to judgment or decree of a court or courts having competent jurisdiction.

     7.11 The Agent shall not incur any liability as a result of the sale or any part of the Pledged Shares, at any private sale conducted in any manner which is commercially reasonable.

8    DUTY TO PRESERVE THE PLEDGED SHARES

     The Agent shall use reasonable care in the custody and preservation of any Pledged Shares in its possession but need not take any steps to preserve the rights of prior parties.

9    FURTHER ASSURANCES

     The Company agrees that it will join with the Agent in executing and at its own expense, file or record such notices, financing statements or other documents as may be necessary to perfect the security interest of the Lenders hereunder and as the Lenders or their counsel may reasonably request, such instruments to be in form and substance satisfactory to the Lenders and their counsel, and that it will do such further acts and things and execute and deliver to the Lenders such additional conveyances, assignments, agreements and instruments as the Lenders may at any time reasonably request in connection with the administration and enforcement of this Pledge Agreement or relative to the Pledged Shares or any part thereof or in order to assure and confirm unto the Lenders their rights, powers and remedies hereunder.


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10   TERMINATION

     This Pledge Agreement and the security interest of the Lenders hereunder shall terminate when all obligations of the Company to the Lenders under the Credit Agreement have been fully paid and performed. At that time the Lenders shall forthwith reassign and deliver to the Company against the Company's receipt such of the Pledged Shares (if any) as shall not have been sold or otherwise applied by the Lenders pursuant to the terms hereof and shall still be held by it hereunder. Any such reassignment shall be without recourse upon, or warranty by, the Lenders and at the expense of the Company.

11   NO WAIVER

     No failure on the part of the Lenders to exercise, and no delay on its part in exercising, any right, power of remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or the further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.

12   GOVERNING LAW: AMENDMENTS

     This Pledge Agreement has been executed and delivered in the State of California and shall be construed in accordance with and governed by the laws of said State, including the California Uniform Commercial Code. This Pledge Agreement may not be amended or modified nor may any of the Pledged Shares be released or the security interest granted hereby extended, except in writing signed by the parties hereto.

13   SEVERABILITY

     Any provision of this Pledge Agreement prohibited by the laws of any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such prohibition, or modified to conform with such laws, without invalidating the remaining provisions of this Pledge Agreement, and any such prohibition in any jurisdiction shall not invalidate such provision in any other jurisdiction; any impairment or invalidity of this Pledge Agreement under the laws of any jurisdiction as security for any portion of the obligation of the Company to the Lenders hereunder shall not impair or invalidate this Pledge Agreement as security for any other portion thereof.


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14   BINDING AGREEMENT; NOTICES

     This Pledge Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Company shall not be permitted to assign this Pledge Agreement or any interest herein or in the Pledged Shares, or any part thereof, or otherwise pledge, encumber or grant any option with respect to the Pledged Shares, or any part thereof, or any cash or property held by the Agent as collateral under this Pledge Agreement. No notice to or demand on the Company shall entitle the Company to any other or further notice or demand in the same, similar or otherwise circumstances. Any notice shall be conclusively deemed to have been received and shall be effective on the day on which delivered if by hand, telecopier or telex or, if sent by registered mail, upon receipt, addressed to the Company or the Agent, as provided for on the final (signature) page of this Pledge Agreement.

15   HEADINGS

     Section headings used herein are for convenience only and are not to affect the construction of or to be taken into consideration in interpreting this Pledge Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be executed as of the day and year first above written.

Executed by and on behalf of         )   OAKLEY, INC.
OAKLEY, INC                          )    /s/ LINK NEWCOMB
in the presence of                   )   -------------------------------------
                                         Link Newcomb, Chief Operating Officer

Address:                             )   Attested:
10 Holland                           )    /s/ JANET FRANCIS
Irvine, CA 92618                     )   ------------------------------------
USA                                  )   Janet Francis
Attn: Link Newcomb, Esq.             )

Executed by and on behalf of         )    /s/ RICHARD F. ___________
WELLS FARGO BANK,                    )   ------------------------------------
NATIONAL ASSOCIATION                 )   Richard F. ___________, Vice President
in the presence of Jessica Owen      )
                                          /s/ JESSICA A. OWEN
Address:                             )   ------------------------------------
Orange Coast Regional                )   Jessica A. Owen, Assistant Secretary
Commercial Banking Official          )
2030 Main Street                     )
Suite 900                            )
Irvine, California 92714             )
USA                                  )
Attn: Mr Michael Sullivan            )


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                                      SCHEDULE A

             Certificate No.    No. of Shares      Company's percentage
                                                   Ownership of Oakley UK

                   15                 650                65%


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